Execution Version	Exhibit 10.03

FIRST AMENDMENT TO THE AMENDED AND RESTATED JET FUEL LICENSE AGREEMENT

This First Amendment to the Amended and Restated Jet Fuel License Agreement (the “Amendment”) is entered as of February 14, 2017 by and between Amyris, Inc., a corporation organizing and existing under the laws of the state of Delaware, with its place of business at 5885 Hollis Street, Suite 100, Emeryville, California 94608 (“AMYRIS”) and Total-Amyris BioSolutions B.V., a private company with limited liability under the laws of the Netherlands (besloten vennootschap met bepekte aansprakelijkheid)(“Company”). AMYRIS and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on December 2, 2013 the Parties entered into a License Agreement, which was amended and restated, effective March 21, 2016 (the “Agreement”); and

WHEREAS the Parties now desire to further amend a provision in the Agreement.

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Parties, intending to be legally bound, agree to the following provisions and to amend the Agreement, as follows:

1.      Defined Terms; Construction. All capitalized terms used, but not defined, in this Amendment have the same meaning as in the Agreement. References herein to a “Section” of the Agreement include the corresponding “Article” of the Agreement.

2.      Formatting Errors. The Parties desire to amend certain formatting errors found in the Agreement:

a.	The third WHEREAS clause in the Agreement is incorrectly formatted as subsection “a”. Such formatting is hereby deleted.

b.	No Article was identified as Article 1 of the Agreement, with the first Article in the Agreement erroneously being identified as Article 2. Therefore, each Article number is hereby reduced by one digit, with Article 2 becoming Article 1, Article 3 becoming Article 2, Article 4 becoming Article 3, and so on.

All references hereinafter to a specific “Section” or an “Article” of the Agreement shall reflect the reformatting changes set forth in this Amendment.

3.      Amendment to Section 3.D(iii)(d). Pursuant to Section 10.B of the Agreement, Section 3.D(iii)(d) of the Agreement is hereby deleted in its entirety and replaced by the following:

Execution Version

“(d) The Parties intend that each escrow agreement governing the Escrowed Materials is “an agreement supplementary to” this Agreement, as that phrase is used in section 365(n) of the Bankruptcy Code. Company will have the right to a permanent release of the Escrowed Materials from the Escrow Agent to Company upon the occurrence of any of the following:

(i) at such time as Company is entitled to exercise the license granted in Section 3.A(i)(b);

(ii) upon the filing of a case under the Bankruptcy Code by or against AMYRIS or any Co-Licensor (as such term is defined in Section 8.E.2.);

(iii) if the Bankrupt Entity rejects the Agreement in a case under the Bankruptcy Code and Company has made the 365(n) Election (as such term is defined in Section 2.B.(iii)); or

(iv) if AMYRIS or an AMYRIS Affiliate is a Bankrupt Entity, on the written request by Company to the trustee or debtor in possession in such bankruptcy case, and to Escrow Agent, to provide the Escrowed Materials as contemplated pursuant to Bankruptcy Code section 365(n)(4).”

4.      Amendment to Section 9.G. Company hereby designates the following address for purposes of receiving notice under the Agreement:

Total Amyris BioSolutions B.V.

Hoogoorddreef 15

Amsterdam,

The Netherlands

With a copy to (which shall not constitute notice):

c/o Total Raffinage Chimie

2, place Jean Millier – La Défense 6

92078 Paris La Défense Cedex

France
Attn:

Fax. No.:

Email:

With a copy to (which shall not constitute notice):

Legal Department

Total Energies Nouvelles Activités USA

24 Cours Michelet

92800 Courbevoie

France
Attn: Department Head

5.      No Other Changes. Except as specifically modified herein, all other terms of the Agreement shall remain in full force and effect. This Amendment and the Agreement shall be read together, as one document. All references to the Agreement or in any other document referencing the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

[Remainder of page intentionally left blank; signature page follows]

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Execution Version

This Amendment is executed by the authorized representatives of the Parties as of the date first above written.

AMYRIS, INC.		TOTAL-AMYRIS BIOSOLUTIONS BV.

By:	/s/ John Melo	By:	/s/ Phillipe Marchand
Name:	John Melo	Name:	Phillipe Marchand
Title:	President & CEO	Title:	General Manager

		By:	/s/ Xavier de Maupeou
		Name:	Xavier de Maupeou
		Title:	General Manager

		By:	/s/ Remi Bourgeois
		Name:	Remi Bourgeois
		Title:	General Manager

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